UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2006

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

907 Walnut Street, Des Moines, Iowa		50309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	515-281-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

At its meeting held on August 24, 2006, the Bank's Board of Directors amended the Bank's Reserve Capital Policy, which, among other things, establishes criteria to limit the amount of dividend payments made on the Bank's Class B common stock. The Policy amendment further limits dividend payments so that they do not exceed GAAP earnings during the period for which the dividend is declared until the Reserve Capital Policy is reviewed by the Board after the earlier of (1) the effective date of any final rule of the Federal Housing Finance Board requiring the Bank to maintain certain retained earnings levels, or (2) June 2007.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number 4.2

Federal Home Loan Bank of Des Moines Reserve Capital Policy, effective August 1, 2006, as amended August 24, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

August 30, 2006	By:	/s/ L. Allyn Dixon, Jr.

Name: L. Allyn Dixon, Jr.
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

4.2	Reserve Capital Policy